NATIXIS FUNDS

Supplement dated July 1, 2014 to the Natixis Funds Prospectus, dated April 1, 2014, as may be revised or supplemented from time to time, for the following funds.

Gateway International Fund

Loomis Sayles Capital Income Fund

Loomis Sayles Emerging Markets Opportunities Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Vaughan Nelson Select Fund

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Effective July 1, 2014, Loomis, Sayles & Company, L.P., has given a binding contractual undertaking to the Loomis Sayles Senior Floating Rate and Fixed Income Fund to limit the amount of the Loomis Sayles Senior Floating Rate and Fixed Income Fund’s total annual fund operating expenses (exclusive of brokerage expenses, interest expenses, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses) to 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, C, and Y shares, respectively. This undertaking is in effect through March 31, 2016.

Accordingly, the Annual Fund Operating Expenses table and the Example table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Loomis Sayles Senior Floating Rate and Fixed Income Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses
Fee/expense recovery	0.01%	0.01%	0.02%
Remainder of other expenses	0.24%	0.24%	0.23%
Total other expenses	0.25%	0.25%	0.25%
Total annual fund operating expenses	1.10%	1.85%	0.85%
Fee waiver and/or expense reimbursement[1]	0.05%	0.05%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.05%	1.80%	0.80%

1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, C, and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through March 31, 2016 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, C, and Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first 21 months and on the Total Annual Fund Expenses for the remaining periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:

	1 year	3 years	5 years	10 years
Class A	$453	$679	$927	$1,636
Class C	$283	$573	$992	$2,162
Class Y	$82	$262	$463	$1,041

If shares are not redeemed:

	1 year	3 years	5 years	10 years
Class C	$183	$573	$992	$2,162

ALL FUNDS

Effective immediately, the following disclosure within the sub-section “How Fund Shares Are Priced” within the section “Fund Services” is hereby amended and restated as follows:

•	Options — domestic exchange-traded single equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations. Option contracts on domestic indices shall be priced at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange. Option contracts on international indices shall be priced at the most recent settlement price. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. FLexible EXchange® Options (“FLEX Options”) on exchange-traded funds (“ETFs”) are priced at the mid price (between the bid price and the ask price) supplied by an independent pricing service. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) international index options are valued at the most recent settlement prices supplied by an independent pricing service as of the close of the local market. Swaptions, OTC currency options and OTC options on ETFs are priced at the mid price (between the bid price and the ask price) supplied by an independent pricing service, if available. Other OTC options contracts (including international index options, swaptions, currency options and options on ETFs not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

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